UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 29, 2018
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RAYTHEON COMPANY
(Exact name of registrant as specified in its charter)
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Delaware (State of Incorporation)	1-13699 (Commission File Number)	95-1778500 (IRS Employer Identification Number)

870 Winter Street, Waltham, Massachusetts 02451
(Address of Principal Executive Offices) (Zip Code)

(781) 522-3000
(Registrant's telephone number, including area code)
________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Retirement of Named Executive Officer

On August 29, 2018, Raytheon Company announced that Richard R. Yuse will be stepping down as President, Space and Airborne Systems, of Raytheon Company (the “Company”) effective September 1, 2018 and retiring from the Company effective as of December 31, 2018. Roy Azevedo will assume the role of President, Space and Airborne Systems on September 1, 2018 and was elected by the Board of Directors of the Company as a Vice President of the Company effective September 1, 2018.

A copy of the Company’s press release, issued on August 29, 2018, is filed as Exhibit 99.1 to this Form 8-K and is hereby incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release issued by Raytheon Company dated August 29, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYTHEON COMPANY

Date:	August 29, 2018	By:	/s/ Frank R. Jimenez
Frank R. Jimenez
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Raytheon Company dated August 29, 2018.

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